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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[x]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       CBT GROUP PUBLIC LIMITED COMPANY
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:



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                               [CBT LETTERHEAD]


To:   The Record Holders of CBT Group PLC ("CBT" or the "Company")

      RE:  1998 PROXY STATEMENT

Enclosed please find the following:

      (1) Typeset copy of CBT's definitive proxy statement and Notice of Annual General Meeting, in connection with the Annual General Meeting of Shareholders of CBT scheduled to occur on April 28, 1998 in Dublin, Ireland (the "Proxy Statement") .

      (2) Typeset copy of CBT's Consolidated Financial Statements for the Year Ended December 31, 1997, prepared in accordance with Irish GAAP (the "Irish Accounts").

      (3)  A Proxy Card for use in connection with the 1998 Annual General
           Meeting.

      We understand that you expect to receive printed copies of the Proxy Statement and the Irish Accounts, and we currently anticipate that these printed documents will be posted to you not later than Tuesday, April 7, 1998.


                                 Yours very truly,


                                 /s/ Beth Roemer
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                                 Beth Roemer
                                 Vice President and General Counsel